                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

CASE NAME: Contour Energy E & P, LLC                  Petition Date:   7/15/2002

                                                     CASE NUMBER: 02-37741-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH              August     YEAR  2002
            MONTH                        July 15-31    August    September

REVENUES (MOR-6)                        1,918,603    3,176,161
INCOME BEFORE INT, DEPREC./TAX (MOR-6) *1,848,077    2,945,757
NET INCOME (LOSS) (MOR-6)               1,472,446    2,245,737
PAYMENTS TO INSIDERS (MOR-9)               43,644       84,731
PAYMENTS TO PROFESSIONALS (MOR-9)               0            0
TOTAL DISBURSEMENTS (MOR-8)            (1,638,686)  (6,777,756)

                                         October       November      December

REVENUES (MOR-6)
INCOME BEFORE INT, DEPREC./TAX (MOR-6)
NET INCOME (LOSS) (MOR-6)
PAYMENTS TO INSIDERS (MOR-9)
PAYMENTS TO PROFESSIONALS (MOR-9)
TOTAL DISBURSEMENTS (MOR-8)

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

   REQUIRED INSURANCE MAINTAINED           EXP.
      AS OF SIGNATURE DATE                 DATE
------------------------------------    ----------
CASUALTY    YES   (x)    NO     (  )    5 - 1 - 03
LIABILITY   YES   (x)    NO     (  )    5 - 1 - 03
VEHICLE     YES   (x)    NO     (  )    5 - 1 - 03
* WORKER'S  YES   (x)    NO     (  )      -   -
OTHER    YES      (x)    NO     (  )    5 - 1 - 03

----------
* Through Administaff (PPE provider)
                                                                CIRCLE ONE

Are all accounts receivable being collected within terms?      [Yes]       No
Are all post-petition liabilities, including taxes, being paid
within terms?                                                  [Yes]       No
Have any pre-petition liabilities been paid?                   [Yes]       No
If so, describe    Royalties, severance taxes, employee
 obligations (pursuant to court orders)
Are all funds received being deposited into DIP bank accounts? [Yes]       No
Were any assets disposed of outside the normal course
 of business?                                                   Yes       [No]
If so, describe
                 ----------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current?
                                                               [Yes]       No

What is the status of your Plan of Reorganization?

ATTORNEY NAME:       John F. Higgins, IV
FIRM:                Porter & Hedges
ADDRESS:             700 Louisiana, Suite 3500
ADDRESS:
CITY, STATE ZIP:     Houston, TX 77002
TELEPHONE:           713-226-0648


-------------------------------------------------------------------------
I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED    /s/ Rick G. Lester
                            ----------------------------------------------------
TITLE                       Executive Vice President and Chief Financial Officer
                            ----------------------------------------------------
      (ORIGINAL SIGNATURE)

*Amended

CASE NAME:   Contour Energy E & P, LLC              CASE NUMBER:  02-37741-H4-11

                       AGING OF POST-PETITION LIABILITIES

                              MONTH - AUGUST, 2002

DAYS                     TOTAL              TRADE ACCTS      FED TAXES      STATE TAXES    AD-VALOREM,         OTHER
                                                                                           OTHER TAXES
-------------------------------------------------------------------------------------------------------------------------
 0-30                   368,808                134,664                                       73,718           160,426
31-30                    98,051                                                               8,009            90,042
61-90
 91+
-------------------------------------------------------------------------------------------------------------------------
TOTAL                   466,859                134,664                                       81,727           250,468
-------------------------------------------------------------------------------------------------------------------------


                          AGING OF ACCOUNTS RECEIVABLE
  MONTH
-------------------------------------------------------------------------------------------------------------------------
0-30 DAYS             6,292,418              6,292,418
31-60 DAYS            1,320,410              1,320,410
61-90 DAYS              603,233                603,233
91 + DAYS             1,170,969              1,170,969
-------------------------------------------------------------------------------------------------------------------------
TOTAL                 9,387,030              9,387,030
-------------------------------------------------------------------------------------------------------------------------

MOR-5

MOR 6
Contour Energy E&P, LLC (Case No. 02-37741-H2-11

                                                CEEP**          CEEP**
                                            17 Days End        Month End
                                           July 31, 2002    August 31, 2002
                                           -------------    ---------------
Oil & gas revenues                           1,419,377         2,296,068
Hedging gain/(loss)                            474,530           840,581
Gas marketing revenues, net                          0                 0
Interest & other income                         24,696            39,512
Gain on sale of oil & gas properties                 0                 0
                                             ---------         ---------
  Total revenues                             1,918,603         3,176,161

Production expenses                            427,608           617,330
Exploration expenses                           212,653           419,431
General & administrative expenses              188,846           260,575
Interest expense, net                              241             1,722
Impairment of oil & gas properties                   0                 0
Depreciation, depletion, & amortization        375,390           698,298
                                             ---------         ---------
  Total expenses                             1,204,738         1,997,356
                                             ---------         ---------
Net income (loss) before subs                  713,865         1,178,805

Equity in earnings of subs                     758,581         1,066,932
                                             ---------         ---------
Net Income (Loss) before income taxes        1,472,446         2,245,737

Provision (benefit) for federal income
 taxes:
  Current                                            0                 0
  Deferred                                           0                 0
                                             ---------         ---------
Net Income (Loss) before extraord. item      1,472,446         2,245,737
                                             ---------         ---------
Extraordinary item - retirement of debt              0                 0
                                             ---------         ---------
Net Income (Loss)                            1,472,446         2,245,737
                                             ---------         ---------
Preferred stock dividends                            0                 0
                                             ---------         ---------
Net Income (Loss) app. to common shares      1,472,446         2,245,737
                                             =========         =========

**NOTE: CEEP balances include pro-rata share of Kelley Partners 1994 Development
        Drilling Program and Kelley Partners 1992 Development Drilling Program Related equity accounts have been eliminated within this column.

CASE NAME: Contour Energy E&P, LLC
CASE NUMBER: 02-37741-H2-11

                                              Period                 Period           Period        Period      Period
Cash Receipt and                            July 15 to              Aug. 1 to       Sept. 1 to     Oct. 1 to   Nov. 1 to
Disbursements                                 July 31                Aug. 31         Sept. 30       Oct. 31     Nov. 30
--------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Period                  $11,177,881             $15,477,532

Receipts:
   Crude oil and natural gas                  5,850,020               6,045,329
   Joint interest and other                     178,317                 316,302
--------------------------------------------------------------------------------------------------------------------------
Total Receipts                                6,028,337               6,361,631
--------------------------------------------------------------------------------------------------------------------------
Disbursements:

     Payroll                                    198,797                 422,981
     Royalties                                  987,860                 777,934
     Severance Taxes                            195,933                 138,634
     Interest payments                                -               4,900,000
     Operations/Insurance                       190,519                 397,438
     JIB Payments                                     -                   2,138
     Office Expense                             136,027                  70,371
     Delay Rentals                               73,807                  65,079
     Seismic and Leasehold                            -                  57,525
     Development Capital                              -                       -
     Miscellaneous                               19,538                  25,810
--------------------------------------------------------------------------------------------------------------------------
Total disbursements from Operations           1,802,481               6,857,910
--------------------------------------------------------------------------------------------------------------------------
   Professional fees                                  -                       -
   U.S. Trustee fees                                  -                       -
   Other reorganization expenses                 24,000                  15,171

Total disbursements                           1,826,481               6,873,081

Net Cash Flow                                 4,201,856                (511,450)

Checks voided during period                     187,795                  95,325

Transfer to MMS escrow account                  (90,000)                (90,000)
--------------------------------------------------------------------------------------------------------------------------
Cash - End of Period                        $15,477,532             $14,971,407
==========================================================================================================================

Restricted Cash - MMS escrow account        $ 7,105,987              $7,202,567
==========================================================================================================================


MOR-7



CASE NAME:   CONTOUR ENERGY E & P, LLC                                                          CASE NUMBER: 02-37741-H4-11

                 CASH & CASH EQUIVALENTS ACCOUNT RECONCILIATION
                              MONTH OF: AUGUST 2002

                  DISBURSING     ROYALTY    DISBURSING    FUNDING       PAYROLL    PETTY CASH    ROYALTY       UNRESTRICTED
                     02            15           51          52            54           55           56              57
BANK NAME          Chase         Bank One   Wells Fargo  Wells Fargo  Wells Fargo  Wells Fargo   Wells Fargo    Wells Fargo
---------         ----------     --------   -----------  -----------  -----------  -----------   -----------   ------------

ACCOUNT NUMBER   00100528943    540454725    540454725   4950004531    495004556    4950004572   4000034686       12699393

ACCOUNT TYPE        CASH           CASH         CASH        CASH          CASH         CASH          CASH            CASH

BANK BALANCE              -            -             -     614,821.91     9,452.98     1,455.91    877,430.54   3,841,006.42

DEPOSIT IN TRANSIT        -            -             -             -            -     (1,259.60)           -              -

OUTSTANDING CHECKS        -     (3,153.34)  (199,350.66)           -            -      2,303.69   (835,042.59)            -

ADJUSTED BANK BALANCE     -     (3,153.34)  (199,350.66)   614,821.91     9,452.98     2,500.00     42,387.95    3,841,006.42

------------------------------------------------------------------------------------------------------------------------------------

BEGINNING CASH-PER BOOKS  -     (3,153.34) (1,337,344.94)   559,433.00    14,452.98     2,500.00      1,544.71    3,753,346.69

RECEIPTS                  -            -             -    6,351,415.58           -            -         425.71        3,261.03

TRANSFER BETWEEN
ACCOUNTS                  -            -    1,203,298.90   (710,707.93)   (5,000.00)          -   1,167,550.03       84,398.70

(WITHDRAWAL)
CONTRIBUTION -            -            -             -              -            -            -             -               -
BY INDIVIDUAL DEBTOR
MFR-2

CHECKS/OTHER
DISBURSEMENTS             -            -      (65,304.62)(5,585,318.74)          -            -  (1,127,132.50)             -

ENDING CASH-PER BOOKS     -     (3,153.34)   (199,350.66)   614,821.91     9,452.98     2,500.00     42,387.95    3,841,006.42


                                INVESTMENT        FUNDING          INVESTMENT
                                   16                19               21
                                Wells Fargo      Wells Fargo       Wells Fargo          TOTAL
                                -----------      -----------       -----------          -----
ACCOUNT NUMBER                    12290797        12589594         CCMA: 013626

ACCOUNT TYPE                     INVESTMENT      INVESTMENT         INVESTMENT

BANK BALANCE                   10,663,241.65       500.40                     -       16,007,909.81

DEPOSIT IN TRANSIT                        -            -                      -           (1,259.60)

OUTSTANDING CHECKS                        -            -                      -       (1,035,242.90)

ADJUSTED BANK BALANCE          10,663,241.65       500.40                     -       14,971,407.31

------------------------------------------------------------------------------------------------------------------------------------

BEGINNING CASH-PER BOOKS       10,808,955.20       499.35           1,677,298.87      15,477,532.52

RECEIPTS                            6,527.28         1.05                     -        6,361,630.65

TRANSFER BETWEEN
ACCOUNTS                         (152,240.83)          -           (1,677,298.87)        (90,000.00)

(WITHDRAWAL)
CONTRIBUTION -
BY INDIVIDUAL DEBTOR
MFR-2                                     -            -                      -                  -

CHECKS/OTHER
DISBURSEMENTS                             -            -                      -       (6,777,755.86)

ENDING CASH-PER BOOKS          10,663,241.65       500.40                     -       14,971,407.31


====================================================================================================================================
CASE NAME:   CONTOUR ENERGY E & P, LLC                                                             CASE NUMBER: 02-37741-H4-11


                                             RESTRICTED CASH ACCOUNT RECONCILIATION

                                               MONTH OF:               AUGUST 2002
                                                              -------------------------------

                                              RESTRICTED
                                                CASH
                                                 40
              BANK NAME                         Chase                                                               TOTAL
   ---------------------------------- ----------------------- -------------  ---------------- ------------     -------------

   ACCOUNT NUMBER                          Escrow P200411.2

   ACCOUNT TYPE                              INVESTMENT

   BANK BALANCE                            7,202,567.34                                                         7,202,567.34

   DEPOSIT IN TRANSIT                                -                                                                   -

   OUTSTANDING CHECKS                                -                                                                   -

   ADJUSTED BANK BALANCE                   7,202,567.34 *                                                       7,202,567.34

   -------------------------------------------------------------------------------------------------------------------------

   BEGINNING CASH - PER BOOKS              7,105,987.16                                                         7,105,987.16

   RECEIPTS                                    6,580.18                                                             6,580.18

   TRANSFER BETWEEN ACCOUNTS                  90,000.00                                                            90,000.00

   (WITHDRAWAL) CONTRIBUTION-                        -                                                                   -
   BY INDIVIDUAL DEBTOR MFR-2

   CHECKS / OTHER DISBURSEMENTS                      -                                                                   -

   ENDING CASH - PER BOOKS                 7,202,567.34 *                                                       7,202,567.34

   *NOTE:  ENDING BALANCE INCLUDES 2,567.34 UNRESTRICTED AS OF 08/31/02
============================================================================================================================

CASE NAME:   Contour Energy E & P, LLC                                                                CASE NUMBER:  02-37741-H4-11
                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders
(as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc) (Attach additional pages as necessary.)


====================================================================================================================================
           INSIDERS: NAME/POSITION/COMP TYPE
  (Payments for salaries, 401-k match), and business
                       expenses)                        July 15 - 31      August       September  October    November   December
------------------------------------------------------------------------------------------------------------------------------------
1.  Kenneth R. Sanders                                   $11,094.67      $22,189.34
------------------------------------------------------------------------------------------------------------------------------------
2.  Rick G. Lester                                        $8,413.82      $17,185.07
------------------------------------------------------------------------------------------------------------------------------------
3.   Keith E. Jordan                                      $7,742.16      $16,318.32
------------------------------------------------------------------------------------------------------------------------------------
4.  John D. Hellings                                      $8,871.87      $14,015.86
------------------------------------------------------------------------------------------------------------------------------------
5.  Robert J. Panaccione                                  $5,220.02      $10,440.04
------------------------------------------------------------------------------------------------------------------------------------
6.  Eddie Taylor                                          $2,301.42       $4,582.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                   $43,643.96      $84,731.47
====================================================================================================================================

====================================================================================================================================
            PROFESSIONALS: NAME/ORDER DATE                July 15 - 31         August  September  October    November   December
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
------------------------------------------------------------------------------------------------------------------------------------
                                                              None              None
====================================================================================================================================

                         MOR-9